Exhibit 21

                         AMCOL INTERNATIONAL CORPORATION
                               SUBSIDIARY LISTING


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COMPANY NAME                                                      COUNTRY                       STATE               OWNERSHIP %
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
ACP Export, Inc.                                                  U.S. Virgin Islands                                   100
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AMCOL Europe Limited                                              England                                               100
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AMCOL Health & Beauty Solutions, Inc.                             USA                             DE                    100
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AMCOL Holdings B.V.                                               Netherlands                                           100
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AMCOL (Holdings) Ltd.                                             England                                               100
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AMCOL Holdings Canada Ltd.                                        Canada                        Ontario                 100
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AMCOL International Corporation                                   USA                             DE                   Parent
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AMCOL Specialties Holdings, Inc.                                  USA                                                   100
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American Colloid Company                                          USA                             DE                    100
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Ameri-Co Carriers, Inc.                                           USA                             NE                    100
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Ameri-Co Logistics, Inc.                                          USA                             NE                    100
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Ashapura Minechem Ltd.                                            India                                                  20
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Ashapura Volclay Private Limited                                  India                                                  50
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Baker Sillavan Limited                                            England                                                50
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CETCO (Europe) Limited                                            England                                               100
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CETCO Australia Pty. Ltd.                                         Australia                                             100
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CETCO Holdings B.V.                                               Netherlands                                           100
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CETCO Korea Ltd.                                                  Korea                                                 100
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CETCO-POLAND Sp. z o. o                                           Poland                                                100
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Colin Stewart Minchem Limited                                     England                                               100
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Colloid Environmental Technologies Company                        USA                             DE                    100
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Egypt Bentonite & Derivatives Company                             Egypt                                                  25
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Egypt Mining & Drilling Chemicals Company                         Egypt                                                  25
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Montana Minerals Development Company                              USA                             MT                    100
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Nanocor, Inc.                                                     USA                             DE                    100
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Nanocor, Ltd.                                                     England                                               100
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Nissho Iwai Bentonite Co., Ltd.                                   Japan                                                  19
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Silgel Packaging Limited                                          England                                               100
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Volclay de Mexico, S.A. de C.V.                                   Mexico                                                 49
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Volclay Dongming Industrial Minerals Co., Ltd.                    China                                                  75
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Volclay Holdings B.V.                                             Netherlands                                           100
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Volclay International Corporation                                 USA                             DE                    100
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Volclay Korea Ltd.                                                Korea                                                 100
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Volclay Pty. Ltd.                                                 Australia                                             100
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Volclay Siam Ltd.                                                 Thailand                                              100
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


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